Exhibit 4.5

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

(As Assumed and Amended on April 25, 2011)

1.                                       Purposes of the Plan.  The purposes of this Plan are:

•                                          to attract and retain the best available personnel for positions of substantial responsibility,

•                                          to provide incentives to individuals who perform services to the Company, and

•                                          to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other shares or cash awards as the Administrator may determine.

2.                                       Definitions.  As used herein, the following definitions will apply:

(a)                                  “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)                                 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c)                                  “Annual Revenue” means the Company’s or a business unit’s net sales for the Performance Period, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Performance Period, the Administrator shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

(d)                                 “Applicable Laws” means the requirements relating to the administration of equity-based awards under Cayman Islands laws, U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(e)                                  “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other shares or cash awards as the Administrator may determine.

(f)                                    “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(g)                                 “Board” means the Board of Directors of the Company.

(h)                                 “Cash Collections” means the actual cash or other freely negotiable consideration, in any currency, received in satisfaction of accounts receivable created by the sale of any Company products or services.

(i)                                     “Change in Control”  Before the February 18, 2009 amendment and restatement of the Plan, Change in Control means the occurrence of any of the following events means the occurrence of any of the following events:

(i)                           Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)                        The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)                     A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors.  “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)                    The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

On or after the February 18, 2009 amendment and restatement of the Plan, Change in Control means the occurrence of any of the following events:

(i)                           A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the shares of the Company that, together with the shares held by such Person, constitutes more than fifty percent (50%) of the total voting power of the shares of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional shares by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the shares of the Company will not be considered a Change in Control; or

(ii)                        A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)                     A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s shareholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s shares, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding shares of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3).  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(i), Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the Company.

Notwithstanding the foregoing provisions of this definition, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A.

(j)                                     “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(k)                                  “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(l)                                     “Common Stock” means the ordinary shares of the Company.

(m)                               “Company” means UTStarcom Holdings Corp., an exempted Cayman Islands company, or any successor thereto.

(n)                                 “Consultant” means any person, including an advisor, engaged by the Company or its Affiliates to render services to such entity.

(o)                                 “Customer Satisfaction MBOs” means as to any Participant, the objective and measurable individual goals set by a “management by objectives” process and approved by the Administrator, which goals relate to the satisfaction of external or internal customer requirements.

(p)                                 “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(q)                                 “Director” means a member of the Board.

(r)                                    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(s)                                  “Earnings Per Share” means as to any Performance Period, the Company’s Net Income or a business unit’s Pro Forma Net Income, divided by a weighted average number of Shares outstanding and dilutive common equivalent Shares deemed outstanding.

(t)                                    “Employee” means any person, including Officers and Directors, employed by the Company or its Affiliates.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(u)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)                                 “Fair Market Value” means, as of any date, the value of Common Stock as the Administrator may determine in good faith by reference to the price of such shares on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system.  If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined by the Administrator in good faith.

(w)                               “Fiscal Year” means the fiscal year of the Company.

(x)                                   “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y)                                 “Net Income” means as to any Performance Period, the income after taxes of the Company determined in accordance with generally accepted accounting principles, provided that prior to the Performance Period, the Administrator shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more participants.

(z)                                   “New Orders” means as to any Performance Period, the firm orders for a system, product, part, or service that are being recorded for the first time as defined in the Company’s order recognition policy.

(aa)                            “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(bb)                          “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc)                            “Operating Profit” means as to any Performance Period, the difference between revenue and related costs and expenses, excluding income derived from sources other than regular activities and before income deductions.

(dd)                          “Option” means a stock option granted pursuant to the Plan.

(ee)                            “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff)                                “Participant” means the holder of an outstanding Award.

(gg)                          “Performance Goals” will have the meaning set forth in Section 11 of the Plan.

(hh)                          “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(ii)                                  “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(jj)                                  “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(kk)                            “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ll)                                  “Plan” means this 2006 Equity Incentive Plan.

(mm)                      “Pro Forma Net Income” means as to any business unit for any Performance Period, the Net Income of such business unit, minus allocations of designated corporate expenses.

(nn)                          “Product Shipments” means as to any Performance Period, the quantitative and measurable number of units of a particular product that shipped during such Performance Period.

(oo)                          “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(pp)                          “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(qq)                          “Return on Designated Assets” means as to any Performance Period, the Pro Forma Net Income of a business unit, divided by the average of beginning and ending business unit designated assets, or Net Income of the Company, divided by the average of beginning and ending designated corporate assets.

(rr)                                “Return on Equity” means, as to any Performance Period, the percentage equal to the value of the Company’s or any business unit’s common stock investments at the end of such Performance Period, divided by the value of such common stock investments at the start of such Performance Period, excluding any common stock investments so designated by the Administrator.

(ss)                            “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s Net Income or the business unit’s Pro Forma Net Income, divided by the Company’s or the business unit’s Annual Revenue.

(tt)                                “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(uu)                          “Section 16(b)” means Section 16(b) of the Exchange Act.

(vv)                          “Service Provider” means an Employee, Director or Consultant.

(ww)                      “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(xx)                              “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(yy)                          “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(zz)                              “Successor Corporation” has the meaning given to such term in Section 14(c) of the Plan.

3.                                       Shares Subject to the Plan.

(a)                                  Shares Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 4,500,000 Shares plus (i) any Shares that, as of July 21, 2006, have been reserved but not issued pursuant to any awards granted under UTStarcom, Inc.’s 1997 Stock Plan (the “1997 Plan”), UTStarcom, Inc.’s Amended 2001 Director Option Plan (the “2001 Plan”), and UTStarcom, Inc.’s 2003 Non-Statutory Stock Option Plan (the “2003 Plan”), each as assumed and amended by the Company, and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the 1997 Plan, the 2001 Plan, and the 2003 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 1997 Plan, the 2001 Plan, and the 2003 Plan that are forfeited to or repurchased by the Company.  The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)                                 Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to Stock Appreciation Rights, all of the Shares covered by the Award (that is, Shares actually issued pursuant to a Stock Appreciation Right, as well as the Shares that represent payment of the exercise price) will cease to be available under the Plan.  However, Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan.  Shares used to pay the tax and exercise price of an Award will not become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

4.                                       Administration of the Plan.

(a)                                  Procedure.

(i)                           Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)                        Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)                     Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)                    Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)                                 Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)                           to determine the Fair Market Value;

(ii)                        to select the Service Providers to whom Awards may be granted hereunder;

(iii)                     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv)                    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(v)                       to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vi)                    to modify or amend each Award (subject to Section 19(c) of the Plan).  Notwithstanding the previous sentence, the Administrator may not modify or amend an Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right after it has been granted (except for adjustments made pursuant to Section 14), and neither may the Administrator cancel any outstanding Option or Stock Appreciation Right and immediately replace it with a new Option or Stock Appreciation Right with a lower exercise price;

(vii)                 to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(viii)              to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(ix)                      to make all other determinations deemed necessary or advisable for administering the Plan.

(c)                                  Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.                                       Eligibility.  Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and such other cash or share awards as the Administrator determines may be granted to Service Providers.  Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company.

6.                                       Stock Options.

(a)                                  Limitations.  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year

(under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options.  For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted.  The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)                                 Number of Shares.  The Administrator will have complete discretion to determine the number of Options granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Options covering more than 1,000,000 Shares.  Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted Options covering up to an additional 2,000,000 Shares.

(c)                                  Term of Option.  The Administrator will determine the term of each Option in its sole discretion.  Any Option granted under the Plan will not be exercisable after the expiration of seven (7) years from the date of grant or such shorter term as may be provided in the Award Agreement.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(d)                                 Option Exercise Price and Consideration.

(i)                           Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant.  In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.  Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.  The Administrator may not modify or amend an Option to reduce the exercise price of such Option after it has been granted (except for adjustments made pursuant to Section 14 of the Plan) nor may the Administrator cancel any outstanding Option and replace it with a new Option, Stock Appreciation Right, or other Award with a lower exercise price, unless, in either case, such action is approved by the Company’s shareholders.

(ii)                        Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)                     Form of Consideration.  The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

(e)                                  Exercise of Option.

(i)                                     Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes).  Until the Shares are issued (as evidenced by the appropriate entry on the register of members of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(ii)                                  Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)                               Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)                              Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death.  Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)                                 Other Termination.  A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under Section 16(b).  Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.                                       Stock Appreciation Rights.

(a)                                  Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)                                 Number of Shares.  The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 1,000,000 Shares.  Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 2,000,000 Shares.

(c)                                  Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.  The Administrator may not modify or amend a Stock Appreciation Right to reduce the exercise price of such Stock Appreciation Right after it has been granted (except for adjustments made pursuant to Section 14 of the Plan) nor may the Administrator cancel any outstanding Stock Appreciation Right and replace it with a new Stock Appreciation Right, Option, or other Award with a lower exercise price, unless, in either case, such action is approved by the Company’s shareholders.

(d)                                 Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)                                  Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.  Notwithstanding the foregoing, the rules of Section 6(e) also will apply to Stock Appreciation Rights.

(f)                                    Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)                                     The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)                                  The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.                                       Restricted Stock.

(a)                                  Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)                                 Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Notwithstanding the foregoing sentence, during any Fiscal Year no Participant will receive more than an aggregate of 300,000 Shares of Restricted Stock; provided, however, that in connection with a Participant’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 600,000 Shares of Restricted Stock.  Unless the Administrator determines otherwise, Shares of Restricted Stock will be entered in the register of members of the Company under the name of the holder of such Shares subject to restrictions applicable to such Shares until the restrictions on such Shares have lapsed.

(c)                                  Transferability.  Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)                                 Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)                                  Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)                                    Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)                                 Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)                                 Return of Restricted Stock to Company.  On the earlier of the Expiration Date set forth in the Award Agreement and Participant’s termination as a Service Provider, the balance of the Shares of Restricted Stock that have not vested at the time of Participant’s termination as a Service Provider for any reason will be automatically repurchased by the Company for the aggregate consideration of US$0.01 upon the date of such termination.  Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 8.

9.                                       Restricted Stock Units.

(a)                                  Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator.  Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator.  Notwithstanding anything to the contrary in this subsection (a), during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 300,000 Restricted Stock Units; provided, however, that in connection with a Participant’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 600,000 Restricted Stock Units.

(b)                                 Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units.  Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)                                  Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)                                 Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement.  The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof.  Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e)                                  Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10.                                 Performance Units and Performance Shares.

(a)                                  Grant of Performance Units/Shares.  Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion.  The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, (a) no Participant will receive Performance Units having an initial value greater than $2,000,000, and (b) no Participant will receive more than 300,000 Performance Shares.  Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted up to an additional 600,000 Performance Shares and additional Performance Units having an initial value up to $2,000,000.

(b)                                 Value of Performance Units/Shares.  Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant.  Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)                                  Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participant.  The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Administrator in its discretion.  Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d)                                 Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.  After the grant of a Performance Unit/Share, the

Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)                                  Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period.  The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)                                    Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.                                 Performance Goals.  The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement (“Performance Goals”) including one or more of the following measures: (a) Annual Revenue, (b) Cash Collections, (c) Customer Satisfaction MBOs, (d) Earnings Per Share, (e) Net Income, (f) New Orders, (g) Operating Profit, (h) Pro Forma Net Income, (i) Return on Designated Assets, (j) Return on Equity, (k) Return on Sales, and (l) Product Shipments.  Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index.  The Performance Goals may differ from Participant to Participant and from Award to Award.  Any criteria used may be (i) measured in absolute terms, (ii) compared to another company or companies, (iii) measured against the performance of the Company as a whole or a segment of the Company and/or (iv) measured on a pre-tax or post-tax basis (if applicable).  Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

12.                                 Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and its Affiliates.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.                                 Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.  With the approval of the Administrator, a Participant may, in a manner specified by the Administrator, (a) transfer an Award to a Participant’s spouse or former spouse pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, and (b) transfer an Option by bona fide gift and not for any consideration, to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family, or (iv) a foundation in which the Participant and/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.  For purposes of this Section 13, “immediate family” shall mean the Participant’s spouse, former spouse, children, grandchildren, parents, grandparents, siblings, nieces, nephews, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, including adoptive or step relationships and any person sharing the Participant’s household (other than as a tenant or employee).

14.                                 Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)                                  Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)                                  Change in Control.  In the event of a Change in Control, each outstanding Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”).  In the event that the Successor Corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.  In addition, if the Successor Corporation refuses to assume or substitute an Option or Stock Appreciation Right in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of an Award settled in cash, the number of implied shares determined by dividing the value of the Award by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.                                 Tax Withholding

(a)                                  Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required to be withheld with respect to such Award (or exercise thereof).

(b)                                 Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16.                                 No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.                                 Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.                                 Term of Plan.  Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board.  It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

19.                                 Amendment and Termination of the Plan.

(a)                                  Amendment and Termination.  The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)                                 Shareholder Approval.  The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)                                  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.                                 Conditions Upon Issuance of Shares.

(a)                                  Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                                 Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.                                 Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.                                 Shareholder Approval.  The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted.  Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.

FORM OF STOCK OPTION AWARD AGREEMENT

Certificate of Stock Option Grant

20F, Tower E1, The Towers, Oriental Plaza
No. 1 East Chang An Avenue
Dong Cheng District
Beijing, 100738

People’s Republic of China

Main: +86 (10) 8520-5588

Fax:   +86 (10) 8520-5599

Employee ID:

You have been granted an option to purchase UTStarcom Holdings Corp. Common Stock as follows:

Type of Option:

Grant No.:

Stock Option Plan:

Date of Grant:

Vesting Commencement Date:

Total Number of Option Shares:

Option Exercise Price per Share:

Total Exercise Price of Option Shares:

Term/Expiration Date:

	Vesting Frequency	Total Shares Vesting
Vesting Period Ends	During Period	Over Period

You agree by acceptance of this grant that this grant is subject to the terms and conditions of the 2006 Equity Incentive Plan (as amended from time to time), the Stock Option Award Agreement for the Plan year (the “Award Agreement”), and any country-specific terms and conditions contained in an Appendix to the Award Agreement if you are resident in or transfer to one of the countries identified therein.

[Signature]

[Name]

[Title]

1

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I.              NOTICE OF STOCK OPTION GRANT

A.    The Plan Administrator of UTStarcom Holdings Corp., an exempted Cayman Islands company (the “Company”), hereby grants to the individual named in the Certificate of Stock Option Grant (the “Participant”) an option (the “Option”) to purchase the number of shares, as set forth in the Certificate of Stock Option Grant, at the exercise price per share set forth in the Certificate of Stock Option Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

Subject to any acceleration provisions contained in the Plan or set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be an active Service Provider through such dates.

B.            Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be an active Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider.  Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 14(c) of the Plan.

II.            AGREEMENT

A.            Exercise of Option.

1.             Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Certificate of Stock Option Grant and the applicable provisions of the Plan and this Award Agreement.

2.             Method of Exercise.  This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice will be completed by Participant and delivered to the Company.  The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable withholding taxes.  This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and any applicable tax withholding (as discussed in greater detail in Section II.G below).

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No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

B.            Method of Payment.

Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

1.             cash;

2.             check; or

3.             consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

C.            Non-Transferability of Option.  Unless determined otherwise by the Administrator, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

D.            Rights as Shareholder.   An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes).  Until the Shares are issued (as evidenced by the appropriate entry on the register of members of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

E.             Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law or other law or regulation.  Further, Participant agrees that, if so requested by the Company, Participant shall not exercise this Option, or sell or otherwise transfer any Shares or other securities of the Company.  Participant also agrees that the Company may issue stop-transfer instructions with respect to Participant’s Shares.

F.             Term of Option.

This Option may be exercised only within the term set out in the Certificate of Stock Option Grant and Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

G.            Tax Obligations.

1.             Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other Tax Obligations related to Participant’s participation in the Plan and legally applicable to Participant (“Tax Obligations”), Participant acknowledges that the ultimate liability for all Tax Obligations is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertaking regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, without limitation, the grant, vesting or exercise of the Option, the issuance of Shares at exercise of the Option, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax Obligations or to achieve any particular tax result.  Furthermore, if Participant has become subject to tax in more than one jurisdiction between the

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Date of Grant and the date of any relevant taxable event, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

2.             Prior to any relevant taxable or tax withholding event, as applicable, Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax Obligations.  In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax Obligations by one or a combination of the following: (a) withholding from Participant’s wages or other cash compensation paid to Participant by the Company, the Employer and/or any other Subsidiary or Affiliate; or (b) withholding from proceeds of the sale of shares acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or (c) withholding in shares to be issued at exercise of the Option.

3.             To avoid any negative accounting treatment, the Company may withhold or account for Tax Obligations by considering applicable minimum statutory withholding amounts or other applicable withholding rates.  If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the exercised Option Shares, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Obligations due as a result of any aspect of Participant’s participation in the Plan.

4.             Finally, Participant shall pay to the Company or the Employer any amount of Tax Obligations that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described in this Section.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax Obligations.

H.            No Advice Regarding Grant.  PARTICIPANT UNDERSTANDS THAT HE/SHE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PARTICIPANT’S PARTICIPATION IN THE PLAN INCLUDING, WITHOUT LIMITATION, EXERCISE OF THE OPTION, OR PURCHASE OR DISPOSITON OF THE SHARES.  PARTICIPANT REPRESENTS THAT PARTICIPANT HAS CONSULTED WITH ANY TAX, LEGAL OR FINANCIAL CONSULTANTS PARTICIPANT DEEMS ADVISABLE IN CONNECTION WITH THE EXERCISE OF THE OPTION, OR PURCHASE OR DISPOSITON OF THE SHARES, AND THAT PARTICIPANT IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

I.              Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

J.             Entire Agreement; Governing Law; Venue.

1.             The Plan is incorporated herein by reference.  The Plan and this Award Agreement (with any country-specific appendix thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

2.             This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.  For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Option or this Award Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of Alameda, State of California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

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K.            Language.  If Participant received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.

L.             Severability.  The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

M.           Appendix.  Notwithstanding any provisions in this Award Agreement, the Option granted to Participant shall be subject to any special terms and conditions set forth in any Appendix to this Award Agreement for Participant’s country.  Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country shall apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or to facilitate the administration of the Plan.  The Appendix constitutes part of this Award Agreement.

N.            Imposition of Other Requirements.  The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to execute any additional agreements or undertaking that may necessary to accomplish the foregoing.

O.            No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ACTIVE SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Participant’s receipt of this Award Agreement, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement (including any country-specific appendix thereto).  Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

[Appendix with Country-Specific Terms and Conditions Immediately Follows]

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APPENDIX A

ADDITIONAL TERMS AND CONDITIONS

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

FOR U.S. PARTICIPANTS

TERMS AND CONDITIONS

This Appendix includes additional terms and conditions that govern the Option granted under the Plan if Participant resides in the U.S. or is subject to taxation in the U.S.  Certain capitalized terms used but not defined in this Appendix shall have the meanings set forth in the Plan, the Certificate of Stock Option Grant and/or the Award Agreement to which this Appendix is attached.

A.            Incentive Stock Options.

1.             If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), the Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.  However, if the Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).  Further, if for any reason the Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan.  In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2.             If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two years after the Date of Grant, or (b) the date one year after the date of exercise, Participant will immediately notify the Company in writing of such disposition.  Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

B.            Method of Payment.  In addition to the methods of payment set forth in Section II.B of the Award Agreement, payment of the Exercise Price may also be made, at the election of Participant, by surrender of other Shares which, (a) shall be valued at its Fair Market Value on the date of exercise, and (b) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, does not result in any adverse accounting consequences to the Company.

C.            Code Section 409A.  Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.”  An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to the Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

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APPENDIX B

ADDITIONAL TERMS AND CONDITIONS

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

FOR NON-U.S. PARTICIPANTS

TERMS AND CONDITIONS

This Appendix includes additional terms and conditions that govern the Option granted under the Plan if Participant resides in one of the countries listed below during the exercise period.  Certain capitalized terms used but not defined in this Appendix shall have the meanings set forth in the Plan, the Certificate of Stock Option Grant and/or the Award Agreement to which this Appendix is attached.

NOTIFICATIONS

This Appendix also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan.  The information is based on the exchange control, securities and other laws in effect in the countries listed in this Appendix, as of August 2008. Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant exercises the Option and purchases Shares, or when Participant subsequently sells Shares acquired under the Plan.

In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result.  Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.  Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working, the information contained herein may not be applicable to Participant.

ALL NON-U.S. PARTICIPANTS

A.            Nature of Grant.  In accepting the grant of the Option, Participant acknowledges that:

1.             the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time;

2.             the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past;

3.             all decisions with respect to future grants of Options, if any, will be at the sole discretion of the Company;

4.             Participant is voluntarily participating in the Plan;

5.             the Option and the Option Shares are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer and which is outside the scope of Participant’s employment contract, if any;

6.             the Option and the Option Shares are not intended to replace any pension rights or compensation;

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7.             the Option and the Option Shares are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiary or Affiliate;

8.             the grant of the Option and Participant’s participation in the Plan shall not be interpreted to form an employment contract or relationship with the Company or any Subsidiary or Affiliate;

9.             the future value of the Option and the Option Shares is unknown and cannot be predicted with certainty;

10.           if the Option Shares do not increase in value, the Option will have no value;

11.           if Participant exercises the Option and obtains Shares, the value of those Shares may increase or decrease in value, even below the Exercise Price per Share;

12.           in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of Participant’s status as a Service Provider for the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws), and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim;

13.           in the event of termination of Participant’s status as a Service Provider (whether or not in breach of local labor laws), Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that Participant’s status as an active Service Provider terminates and will not be extended by any notice period mandated under local law (e.g., status as an active Service Provider would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when Participant’s status as an active Service Provider has terminated for purposes of the Option grant; and

14.           the Option and benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, takeover or transfer of liability.

B.            Data Privacy.

1.             Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this  Award Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and any other Subsidiary or Affiliate for the exclusive purpose of implementing, administering and managing my participation in the Plan.

2.             Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares granted, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

3.             Participant understands that Data will be transferred to any broker designated by the Company and any other third parties as may be selected by the Company in the future, which are assisting the Company with the implementation, administration and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local

7

human resources representative.  Participant authorizes the Company, any broker designated by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.  Participant understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact Participant’s local human resources representative.

CHINA

TERMS AND CONDITIONS

Cashless, Sell-All Exercise Restriction.  Due to regulatory issues in China, Participant will be required to exercise the Option and pay the Exercise Price and any Tax Obligation related thereto by a cashless, sell-all exercise, such that Participant will deliver a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the immediate sale of all of the Shares acquired upon the exercise of the Option pursuant to a program adopted by the Company.  The cash proceeds of sale, less the aggregate Exercise Price, any Tax Obligations and broker’s fees or commissions, will be remitted to Participant.  In the event of changes in regulatory requirements, the Company reserves the right to eliminate the cashless sell-all method of exercise requirement and, in its sole discretion, to permit cash exercise or cashless sell-to-cover exercises.

Exchange Control Requirements.  Participant understands and agrees that, pursuant to local exchange control requirements, Participant will be required to repatriate the cash proceeds from the immediate sale of the Shares issued upon exercise of the Option to China.  Participant understands that, under local law, such repatriation of his or her cash proceeds may need to be effectuated through a special exchange control account established by the Company or the Employer or one of the Company’s other Subsidiaries, and Participant hereby consents and agrees that any proceeds from the sale of any Shares he or she acquires may be transferred to such special account prior to being delivered to Participant.  In accordance with Section II.N of the Award Agreement, Participant further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

HONG KONG

TERMS AND CONDITIONS

In the event that Shares are issued to Participant or his or her heirs earlier than six (6) months from the Date of Grant, due to legal requirements in Hong Kong, the Shares may not be sold prior to six (6) months after the Date of Grant.

NOTIFICATIONS

Warning:  The offer of a grant of an Option and the Shares to be issued upon exercise do not constitute a public offering of securities under Honk Kong law, and are available only to Service Providers of the Company and its Subsidiaries.

Please note that the contents of the Award Agreement, including the Certificate of Stock Option Grant and this Appendix, and the Plan have not been reviewed by any regulatory authority in Hong Kong.  The Participant is cautioned to review the Grant documentation carefully as it may not include the same information as an offer made by a Hong Kong issuer.  If the Participant is in any doubt about any of the contents of the Option Agreement, including this Appendix, the Certificate of Stock Option Grant or the Plan, the Participant should obtain independent legal advice.

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INDIA

TERMS AND CONDITIONS

Restriction of Exercise Methods.  Due to legal restrictions in India, Participant acknowledges and agrees that a cashless, “sell to cover” method of exercise, whereby a certain number of Option Shares are sold immediately upon exercise and the proceeds of the sale are remitted to the Company to cover the aggregate Exercise Price and any Tax or FBT (see below) Obligations, with Participant receiving the remaining Shares, shall not be permitted.  In the event of changes in regulatory requirements, the Company reserves the right, in its sole discretion, to permit a cashless “sell to cover” method of exercise.

Fringe Benefit Tax.  By accepting the Option and participating in the Plan, Participant consents and agrees to assume any and all liability for fringe benefit tax (“FBT”) that may be payable by the Company or the Employer in connection with the exercise of the Option.  Participant further understands that the Company may refuse to deliver Shares to Participant if the Company or the Employer cannot recover from Participant the amount of FBT due in connection with the exercise of the Option.

NOTIFICATIONS

Exchange Control Information.  Participant acknowledges and agree that any proceeds from the sale of Shares acquired under the Plan and any dividends received in respect of the Shares must be repatriated to India and converted into local currency within 90 days of receipt.  Participant must obtain a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited and maintain the FIRC as evidence of repatriation of funds to be produced if requested by the Reserve Bank of India or the Employer.

JAPAN

NOTIFICATIONS

Exchange Control Notification.  If Participant acquires Shares valued at more than ¥100,000,000 in a single transaction, the Participant must file a “Securities Acquisition Report” with the Ministry of Finance (“MOF”) through the Bank of Japan within 20 days of the purchase of such Shares.

In addition, if Participant pays more than ¥30,000,000 in a single transaction for the purchase of Shares upon the exercise of the Option, the Participant must file a “Payment Report” with the MOF through the Bank of Japan by the 20th day of the month following the month in which the payment was made.  The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan.

A Payment Report is required independently from a Securities Acquisition Report.  Therefore, if the total amount that Participant pays upon a one-time transaction for exercising the Option and purchasing Shares exceeds ¥100,000,000, then Participant must file both a Payment Report and a Securities Acquisition Report.

KOREA

NOTIFICATIONS

Exchange Control Information.  If Participant realizes US$500,000 or more from the sale of Shares, Participant must repatriate the proceeds to Korea within eighteen months of sale.

9

EXHIBIT A

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

UTStarcom Holdings Corp.

20F, Tower E1, The Towers, Oriental Plaza
No. 1 East Chang An Avenue
Dong Cheng District
Beijing, 100738

People’s Republic of China

Attention:  [              ]

1.             Exercise of Option.  Effective as of today,                                 ,           , the undersigned (“Participant”) hereby elects to purchase                              shares (the “Shares”) of the Common Stock of UTStarcom Holdings Corp. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Award Agreement dated                  (the “Award Agreement”).  The purchase price for the Shares will be $                          , as required by the Award Agreement.

2.             Delivery of Payment.  Participant herewith delivers to the Company the full purchase price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.

3.             Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4.             Rights as Shareholder.  An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes).  Until the Shares are issued (as evidenced by the appropriate entry on the register of members of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

5.             Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6.             Entire Agreement; Governing Law.  The Plan and Award Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

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Submitted by:	Accepted by:

PARTICIPANT:	UTSTARCOM HOLDINGS CORP.

Signature	By

Print Name	Its

Address:	Address:

20F, Tower E1, The Towers, Oriental Plaza
No. 1 East Chang An Avenue
Dong Cheng District
Beijing, 100738
People’s Republic of China

Date Received

11

FORM OF STOCK OPTION AWARD AGREEMENT

DIRECTORS AND OFFICERS

Certificate of Stock Option Grant

20F, Tower E1, The Towers, Oriental Plaza
No. 1 East Chang An Avenue
Dong Cheng District
Beijing, 100738

People’s Republic of China

Main: +86 (10) 8520-5588

Fax:   +86 (10) 8520-5599

Employee ID:

You have been granted an option to purchase UTStarcom Holdings Corp. Common Stock as follows:

Type of Option:

Grant No.:

Stock Option Plan:

Date of Grant:

Vesting Commencement Date:

Total Number of Option Shares:

Option Exercise Price per Share:

Total Exercise Price of Option Shares:

Term/Expiration Date:

	Vesting Frequency	Total Shares Vesting
Vesting Period Ends	During Period	Over Period

You agree by acceptance of this grant that this grant is subject to the terms and conditions of the 2006 Equity Incentive Plan (as amended from time to time), the Stock Option Award Agreement for the Plan year (the “Award Agreement”), and any country-specific terms and conditions contained in an Appendix to the Award Agreement if you are resident in or transfer to one of the countries identified therein.

[Signature]

[Name]

[Title]

1

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

DIRECTORS AND OFFICERS

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I.              NOTICE OF STOCK OPTION GRANT

A.    The Plan Administrator of UTStarcom Holdings Corp., an exempted Cayman Islands company (the “Company”), hereby grants to the individual named in the Certificate of Stock Option Grant (the “Participant”) an option (the “Option”) to purchase the number of shares, as set forth in the Certificate of Stock Option Grant, at the exercise price per share set forth in the Certificate of Stock Option Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

Subject to any acceleration provisions contained in the Plan or set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be an active Service Provider through such dates.

B.            Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be an active Service Provider, unless such termination is due to Participant’s death or Disability or such termination occurs within twelve (12) months after a Change in Control, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider.  Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 14(c) of the Plan.

II.            AGREEMENT

A.            Exercise of Option.

1.             Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Certificate of Stock Option Grant and the applicable provisions of the Plan and this Award Agreement.

2.             Method of Exercise.  This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice will be completed by Participant and delivered to the Company.  The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised

1

Shares, together with any applicable withholding taxes.  This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and any applicable tax withholding (as discussed in greater detail in Section II.G below).

No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

B.            Method of Payment.

Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

1.             cash;

2.             check; or

3.             consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

C.            Non-Transferability of Option.  Unless determined otherwise by the Administrator, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

D.            Rights as Shareholder.  An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes).  Until the Shares are issued (as evidenced by the appropriate entry on the register of members of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

E.             Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law or other law or regulation.  Further, Participant agrees that, if so requested by the Company, Participant shall not exercise this Option, or sell or otherwise transfer any Shares or other securities of the Company.  Participant also agrees that the Company may issue stop-transfer instructions with respect to Participant’s Shares.

F.             Term of Option.

This Option may be exercised only within the term set out in the Certificate of Stock Option Grant and Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

G.            Tax Obligations.

1.             Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other Tax Obligations related to Participant’s participation in the Plan and legally applicable to Participant (“Tax Obligations”), Participant acknowledges that the ultimate liability for all Tax Obligations is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertaking regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, without limitation, the grant, vesting or exercise of

2

the Option, the issuance of Shares at exercise of the Option, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax Obligations or to achieve any particular tax result.  Furthermore, if Participant has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable event, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

2.             Prior to any relevant taxable or tax withholding event, as applicable, Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax Obligations.  In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax Obligations by one or a combination of the following: (a) withholding from Participant’s wages or other cash compensation paid to Participant by the Company, the Employer and/or any other Subsidiary or Affiliate; or (b) withholding from proceeds of the sale of shares acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or (c) withholding in shares to be issued at exercise of the Option.

3.             To avoid any negative accounting treatment, the Company may withhold or account for Tax Obligations by considering applicable minimum statutory withholding amounts or other applicable withholding rates.  If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the exercised Option Shares, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Obligations due as a result of any aspect of Participant’s participation in the Plan.

4.             Finally, Participant shall pay to the Company or the Employer any amount of Tax Obligations that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described in this Section.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax Obligations.

H.            No Advice Regarding Grant.  PARTICIPANT UNDERSTANDS THAT HE/SHE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PARTICIPANT’S PARTICIPATION IN THE PLAN INCLUDING, WITHOUT LIMITATION, EXERCISE OF THE OPTION, OR PURCHASE OR DISPOSITON OF THE SHARES.  PARTICIPANT REPRESENTS THAT PARTICIPANT HAS CONSULTED WITH ANY TAX, LEGAL OR FINANCIAL CONSULTANTS PARTICIPANT DEEMS ADVISABLE IN CONNECTION WITH THE EXERCISE OF THE OPTION, OR PURCHASE OR DISPOSITON OF THE SHARES, AND THAT PARTICIPANT IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

I.              Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

J.             Entire Agreement; Governing Law; Venue.

1.             The Plan is incorporated herein by reference.  The Plan and this Award Agreement (with any country-specific appendix thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

2.             This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.  For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Option or this Award Agreement, the parties hereby submit to and consent to the exclusive

3

jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of Alameda, State of California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

K.            Language.  If Participant received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.

L.             Severability.  The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

M.           Appendix.  Notwithstanding any provisions in this Award Agreement, the Option granted to Participant shall be subject to any special terms and conditions set forth in any Appendix to this Award Agreement for Participant’s country.  Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country shall apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or to facilitate the administration of the Plan.  The Appendix constitutes part of this Award Agreement.

N.            Imposition of Other Requirements.  The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to execute any additional agreements or undertaking that may necessary to accomplish the foregoing.

O.            No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ACTIVE SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Participant’s receipt of this Award Agreement, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement (including any country-specific appendix thereto).  Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

[Appendix with Country-Specific Terms and Conditions Immediately Follows]

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APPENDIX A

ADDITIONAL TERMS AND CONDITIONS

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

FOR U.S. PARTICIPANTS

TERMS AND CONDITIONS

This Appendix includes additional terms and conditions that govern the Option granted under the Plan if Participant resides in the U.S. or is subject to taxation in the U.S.  Certain capitalized terms used but not defined in this Appendix shall have the meanings set forth in the Plan, the Certificate of Stock Option Grant and/or the Award Agreement to which this Appendix is attached.

A.            Incentive Stock Options.

1.             If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), the Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.  However, if the Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).  Further, if for any reason the Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan.  In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2.             If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two years after the Date of Grant, or (b) the date one year after the date of exercise, Participant will immediately notify the Company in writing of such disposition.  Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

B.            Method of Payment.  In addition to the methods of payment set forth in Section II.B of the Award Agreement, payment of the Exercise Price may also be made, at the election of Participant, by surrender of other Shares which, (a) shall be valued at its Fair Market Value on the date of exercise, and (b) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, does not result in any adverse accounting consequences to the Company.

C.            Code Section 409A.  Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.”  An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to the Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

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APPENDIX B

ADDITIONAL TERMS AND CONDITIONS

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

FOR NON-U.S. PARTICIPANTS

TERMS AND CONDITIONS

This Appendix includes additional terms and conditions that govern the Option granted under the Plan if Participant resides in one of the countries listed below during the exercise period.  Certain capitalized terms used but not defined in this Appendix shall have the meanings set forth in the Plan, the Certificate of Stock Option Grant and/or the Award Agreement to which this Appendix is attached.

NOTIFICATIONS

This Appendix also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan.  The information is based on the exchange control, securities and other laws in effect in the countries listed in this Appendix, as of August 2008.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant exercises the Option and purchases Shares, or when Participant subsequently sells Shares acquired under the Plan.

In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result.  Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.  Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working, the information contained herein may not be applicable to Participant.

ALL NON-U.S. PARTICIPANTS

A.            Nature of Grant.  In accepting the grant of the Option, Participant acknowledges that:

1.             the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time;

2.             the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past;

3.             all decisions with respect to future grants of Options, if any, will be at the sole discretion of the Company;

4.             Participant is voluntarily participating in the Plan;

5.             the Option and the Option Shares are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer and which is outside the scope of Participant’s employment contract, if any;

6.             the Option and the Option Shares are not intended to replace any pension rights or compensation;

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7.             the Option and the Option Shares are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiary or Affiliate;

8.             the grant of the Option and Participant’s participation in the Plan shall not be interpreted to form an employment contract or relationship with the Company or any Subsidiary or Affiliate;

9.             the future value of the Option and the Option Shares is unknown and cannot be predicted with certainty;

10.           if the Option Shares do not increase in value, the Option will have no value;

11.           if Participant exercises the Option and obtains Shares, the value of those Shares may increase or decrease in value, even below the Exercise Price per Share;

12.           in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of Participant’s status as a Service Provider for the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws), and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim;

13.           in the event of termination of Participant’s status as a Service Provider (whether or not in breach of local labor laws), Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that Participant’s status as an active Service Provider terminates and will not be extended by any notice period mandated under local law (e.g., status as an active Service Provider would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when Participant’s status as an active Service Provider has terminated for purposes of the Option grant; and

14.           the Option and benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, takeover or transfer of liability.

B.            Data Privacy.

1.             Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this  Award Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and any other Subsidiary or Affiliate for the exclusive purpose of implementing, administering and managing my participation in the Plan.

2.             Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares granted, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

3.             Participant understands that Data will be transferred to any broker designated by the Company and any other third parties as may be selected by the Company in the future, which are assisting the Company with the implementation, administration and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local

7

human resources representative.  Participant authorizes the Company, any broker designated by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative.  Participant understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan.  For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact Participant’s local human resources representative.

CHINA

TERMS AND CONDITIONS

Cashless, Sell-All Exercise Restriction.  Due to regulatory issues in China, Participant will be required to exercise the Option and pay the Exercise Price and any Tax Obligation related thereto by a cashless, sell-all exercise, such that Participant will deliver a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the immediate sale of all of the Shares acquired upon the exercise of the Option pursuant to a program adopted by the Company.  The cash proceeds of sale, less the aggregate Exercise Price, any Tax Obligations and broker’s fees or commissions, will be remitted to Participant.  In the event of changes in regulatory requirements, the Company reserves the right to eliminate the cashless sell-all method of exercise requirement and, in its sole discretion, to permit cash exercise or cashless sell-to-cover exercises.

Exchange Control Requirements.  Participant understands and agrees that, pursuant to local exchange control requirements, Participant will be required to repatriate the cash proceeds from the immediate sale of the Shares issued upon exercise of the Option to China.  Participant understands that, under local law, such repatriation of his or her cash proceeds may need to be effectuated through a special exchange control account established by the Company or the Employer or one of the Company’s other Subsidiaries, and Participant hereby consents and agrees that any proceeds from the sale of any Shares he or she acquires may be transferred to such special account prior to being delivered to Participant.  In accordance with Section II.N of the Award Agreement, Participant further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

HONG KONG

TERMS AND CONDITIONS

In the event that Shares are issued to Participant or his or her heirs earlier than six (6) months from the Date of Grant, due to legal requirements in Hong Kong, the Shares may not be sold prior to six (6) months after the Date of Grant.

NOTIFICATIONS

Warning:  The offer of a grant of an Option and the Shares to be issued upon exercise do not constitute a public offering of securities under Honk Kong law, and are available only to Service Providers of the Company and its Subsidiaries.

Please note that the contents of the Award Agreement, including the Certificate of Stock Option Grant and this Appendix, and the Plan have not been reviewed by any regulatory authority in Hong Kong.  The Participant is cautioned to review the Grant documentation carefully as it may not include the same information as an offer made by a Hong Kong issuer.  If the Participant is in any doubt about any of the contents of the Option Agreement, including this Appendix, the Certificate of Stock Option Grant or the Plan, the Participant should obtain independent legal advice.

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INDIA

TERMS AND CONDITIONS

Restriction of Exercise Methods.  Due to legal restrictions in India, Participant acknowledges and agrees that a cashless, “sell to cover” method of exercise, whereby a certain number of Option Shares are sold immediately upon exercise and the proceeds of the sale are remitted to the Company to cover the aggregate Exercise Price and any Tax or FBT (see below) Obligations, with Participant receiving the remaining Shares, shall not be permitted.  In the event of changes in regulatory requirements, the Company reserves the right, in its sole discretion, to permit a cashless “sell to cover” method of exercise.

Fringe Benefit Tax.  By accepting the Option and participating in the Plan, Participant consents and agrees to assume any and all liability for fringe benefit tax (“FBT”) that may be payable by the Company or the Employer in connection with the exercise of the Option.  Participant further understands that the Company may refuse to deliver Shares to Participant if the Company or the Employer cannot recover from Participant the amount of FBT due in connection with the exercise of the Option.

NOTIFICATIONS

Exchange Control Information.  Participant acknowledges and agree that any proceeds from the sale of Shares acquired under the Plan and any dividends received in respect of the Shares must be repatriated to India and converted into local currency within 90 days of receipt.  Participant must obtain a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited and maintain the FIRC as evidence of repatriation of funds to be produced if requested by the Reserve Bank of India or the Employer.

JAPAN

NOTIFICATIONS

Exchange Control Notification.  If Participant acquires Shares valued at more than ¥100,000,000 in a single transaction, the Participant must file a “Securities Acquisition Report” with the Ministry of Finance (“MOF”) through the Bank of Japan within 20 days of the purchase of such Shares.

In addition, if Participant pays more than ¥30,000,000 in a single transaction for the purchase of Shares upon the exercise of the Option, the Participant must file a “Payment Report” with the MOF through the Bank of Japan by the 20th day of the month following the month in which the payment was made.  The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan.

A Payment Report is required independently from a Securities Acquisition Report.  Therefore, if the total amount that Participant pays upon a one-time transaction for exercising the Option and purchasing Shares exceeds ¥100,000,000, then Participant must file both a Payment Report and a Securities Acquisition Report.

KOREA

NOTIFICATIONS

Exchange Control Information.  If Participant realizes US$500,000 or more from the sale of Shares, Participant must repatriate the proceeds to Korea within eighteen months of sale.

9

EXHIBIT A

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

UTStarcom Holdings Corp.

20F, Tower E1, The Towers, Oriental Plaza
No. 1 East Chang An Avenue
Dong Cheng District
Beijing, 100738
People’s Republic of China

Attention:  [              ]

1.             Exercise of Option.  Effective as of today,                                 ,           , the undersigned (“Participant”) hereby elects to purchase                              shares (the “Shares”) of the Common Stock of UTStarcom Holdings Corp. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Award Agreement dated                  (the “Award Agreement”).  The purchase price for the Shares will be $                          , as required by the Award Agreement.

2.             Delivery of Payment.  Participant herewith delivers to the Company the full purchase price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.

3.             Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4.             Rights as Shareholder.  An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes).  Until the Shares are issued (as evidenced by the appropriate entry on the register of members of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

5.             Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6.             Entire Agreement; Governing Law.  The Plan and Award Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

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Submitted by:	Accepted by:

PARTICIPANT:	UTSTARCOM HOLDINGS CORP.

Signature	By

Print Name	Its

Address:	Address:

20F, Tower E1, The Towers, Oriental Plaza
No. 1 East Chang An Avenue
Dong Cheng District
Beijing, 100738
People’s Republic of China

Date Received

11

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Stock (the “Notice of Grant”) and Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A (together, the “Award Agreement”).

Participant:

Address:

Participant has been granted the right to receive an Award of Restricted Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Number of Shares of Restricted Stock

Exercise Price Per Share	$

Term/Expiration Date

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock shall vest and the Company’s right to repurchase the Restricted Stock shall lapse in accordance with the following schedule:

[Insert Vesting Schedule Here]

[PARTICIPANT MUST PURCHASE THE SHARES BEFORE THE EXPIRATION DATE OR THE RESTRICTED STOCK AWARD WILL TERMINATE AND PARTICIPANT WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES.]

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award is granted under and governed by the terms and conditions of this Award Agreement and the Plan, which is made a part of this document.

PARTICIPANT	UTSTARCOM HOLDINGS CORP.

Signature	By

Print Name	Title

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APPENDIX A

TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

1.     [Purchase of Shares.  The Company hereby agrees to sell to Participant and Participant hereby agrees to purchase the number of shares of the Company’s Common Stock (the “Restricted Stock”), at the per Share purchase price and as otherwise described in the Notice of Grant.  The purchase price for the Restricted Stock, if any, may be paid by delivery to the Company at the time of execution of this Award Agreement of cash, a check, or some combination thereof, together with any applicable withholding taxes.

OR

Grant.  The Company hereby grants to Participant under the Plan for past services and as a separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her services, an Award of Shares of Restricted Stock, subject to all of the terms and conditions in this Award Agreement and the Plan.]

2.     Escrow of Shares.

(a)           All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”).  The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider.

(b)           The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow while acting in good faith and in the exercise of its judgment.

(c)           Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to facilitate the repurchase of the unvested Shares of Restricted Stock by the Company for cancellation pursuant to the terms hereof.  Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, share transfers which may be necessary to have such unvested Shares of Restricted Stock repurchased by the Company upon such termination pursuant to the terms hereof.

(d)           The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

(e)           Subject to the terms hereof, Participant will have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.

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(f)            In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant will in his or her capacity as owner of unvested Shares of Restricted Stock be entitled to new or additional or different shares, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement.  If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement.  The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

(g)           The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock (if certificates are issued for the Shares of Restricted Stock) or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.

3.     Vesting Schedule/Period of Restriction.  Except as provided in Section 4, and subject to Section 5, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant.  Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

4.     Administrator Discretion.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock at any time, subject to the terms of the Plan.  If so accelerated, such Restricted Stock will be considered as having vested as of the date specified by the Administrator.

5.     Repurchase.  Notwithstanding any contrary provision of this Award Agreement, the balance of the Shares of Restricted Stock that have not vested at the time of Participant’s termination as a Service Provider for any reason will be automatically repurchased by the Company for the aggregate consideration of US$0.01 upon the date of such termination.  Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 5.  Participant hereby appoints the Escrow Agent with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and

4

execute all documents and instruments, including, without limitation, share transfers which may be necessary to have such unvested Shares repurchased by the Company upon such termination of service pursuant to the terms hereof.

6.     Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to the administrator or executor of Participant’s estate.  Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any Applicable Laws pertaining to said transfer.

7.     Withholding of Taxes.  Notwithstanding any contrary provision of this Award Agreement, no Shares of Restricted Stock may be released from the escrow established pursuant to Section 2, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income and employment taxes which the Company determines must be withheld with respect to such Shares.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant.  If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will be required to return such Shares to the Company for aggregate consideration of US$0.01.

8.     Rights as Shareholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a shareholder of the Company in respect of any Shares deliverable hereunder unless and until such Shares will have been issued and recorded on the register of members of the Company.  Except as provided in Section 2(f), after such issuance and recordation, Participant will have all the rights of a shareholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9.     No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND

5

THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

10.   Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at UTStarcom Holdings Corp., 20F, Tower E1, The Towers, Oriental Plaza, No. 1 East Chang An Avenue, Dong Cheng District, Beijing, 100738, People’s Republic of China, or at such other address as the Company may hereafter designate in writing.

11.   Grant is Not Transferable.  Except to the limited extent provided in Section 6 above, the unvested Shares subject to this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any unvested Shares of Restricted Stock subject to this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12.   Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

13.   Additional Conditions to Release from Escrow.  The Company will not be required to issue any certificate or certificates for Shares hereunder or release such Shares from the escrow established pursuant to Section 2 prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of shares is then listed; (b) the completion of any registration or other qualification of such Shares under the Cayman Islands laws, any U.S. state or federal law or other applicable law or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any Cayman Islands, U.S. state or federal governmental agency or any other governmental regulatory body, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.

14.   Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

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15.   Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No individual serving as the Administrator (either serving alone or with other individuals) will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

16.   Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock awarded under the Plan or future Restricted Stock that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.   Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

18.   Agreement Severable.  In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

19.   Modifications to the Award Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award of Restricted Stock.

20.   Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received a Restricted Stock Award under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

21.   Notice of Governing Law.  This Restricted Stock Award will be governed by, and construed in accordance with, the laws of the State of California without regard to principles of conflict of laws.  For purposes of litigating any dispute that arises under this Award of Restricted

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Stock or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Alameda County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock is made and/or to be performed.

8

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”).

Participant:

Address:

You have been granted the right to receive Restricted Stock Units, subject to the terms and conditions of the Plan, this Notice of Grant and the Restricted Stock Unit Agreement attached hereto as Exhibit A (together, the “Award Agreement”) as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Total Number of Restricted Stock

Units

Vesting Schedule:

The Restricted Stock Units will vest as follows:

[Insert Vesting Schedule Here]

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Unit, the Restricted Stock Unit and Participant’s right to acquire any Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award is granted under and governed by the terms and conditions of this Award Agreement and the Plan, which is made a part of this document.

PARTICIPANT	UTSTARCOM HOLDINGS CORP.

Signature	By

Print Name	Title

1

EXHIBIT A

RESTRICTED STOCK UNIT AGREEMENT

1.             Grant.  The Company hereby grants to Participant under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference.  Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2.             Company’s Obligation to Pay.  Each Restricted Stock Unit represents the right to receive a Share on the date it vests.  Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3, Participant will have no right to payment of any such Restricted Stock Units.  Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3.             Vesting Schedule.  Subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in Participant according to the vesting schedule set forth on the attached Notice of Grant, subject to Participant continuing to be a Service Provider through each such date.

4.             Payment after Vesting.

(a)           General Rule.  Subject to Section 7, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares.  Subject to the provisions of Section 4(b), such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the later of (i) the end of the calendar year that includes the vesting date or (ii) the fifteenth (15th) day of the third (3rd) month following the vesting date.  In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

(b)           Acceleration.

(i)            Discretionary Acceleration.  Notwithstanding anything in the Plan, this Award Agreement, or any other plan or agreement to the contrary, if the Administrator, in its discretion, accelerates the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.  Subject to the provisions of this Section 4, Section 5, and Section 7, the payment of such accelerated portion of the Restricted Stock Units shall be made as soon as practicable after the new vesting date, but, except as provided in this Award Agreement, in no event later than the later of (i) the end of the calendar year that includes the vesting date or (ii) the fifteenth (15th) day of the third (3rd) month following the applicable vesting date; provided, however, if the Award is “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the final Treasury Regulations and  any official guidance promulgated thereunder (“Section 409A”), the payment of such accelerated portion of the Restricted Stock Units nevertheless shall be made at the same

2

time or times as if such Restricted Stock Units had vested in accordance with the vesting schedule set forth in the Notice of Grant as if the acceleration had not been applied, including any necessary application of Section 4(b)(ii) (whether or not Participant remains employed by the Company or a Parent or Subsidiary of the Company as of such date(s)), unless an earlier payment date, in the judgment of the Administrator, would not cause Participant to incur an additional tax under Section 409A, in which case, payment of such accelerated Restricted Stock Units shall be made no later than the fifteenth (15th) day of the third (3rd) month (and in all cases within ninety (90) days) following the earliest permissible payment date that would not cause Participant to incur an additional tax under Section 409A (subject to Section 4(b)(ii)).  Notwithstanding the foregoing, any delay in payment pursuant to this Section 4(b)(i) will cease upon Participant’s death and such payment will be made as soon as practicable after the date of Participant’s death (and in all cases within ninety (90) days following such death).

(ii)           Separation from Service.  Notwithstanding anything in the Plan, this Award Agreement, or any other plan or agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider, such accelerated Restricted Stock Units will not be payable by virtue of such acceleration until and unless Participant has a “separation from service” within the meaning of Section 409A.  Until Participant has a “separation from service,” the payment of such accelerated portion of the Award will be made at the same time or times as if such Award had vested in accordance with the vesting schedule set forth in the Notice of Grant as if the acceleration had not been applied.  Further, and notwithstanding anything in the Plan or this Award Agreement to the contrary, if any such accelerated Restricted Stock Units would otherwise become payable upon a “separation from service” within the meaning of Section 409A, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such “separation from service” (other than due to Participant’s death) and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s “separation from service,” then, to the extent necessary to avoid the imposition of such additional taxation, the payment of such accelerated Restricted Stock Units otherwise payable to Participant during such six (6) month period will accrue and will not be made until the date six (6) months and one (1) day following the date of Participant’s “separation from service,” unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death (and in all cases within ninety (90) days of Participant’s death).

(iii)          Change in Control.  Notwithstanding anything in the Plan, this Award Agreement, or any other plan or agreement to the contrary, if the vesting of all or a portion of the Restricted Stock Units accelerates (i) pursuant to Section 14(c) of the Plan in the event of a Change in Control that is not a “change in control” within the meaning of Section 409A or (ii) pursuant to any other plan, agreement, resolutions or arrangement that provides for acceleration in the event of a change in control that is not a “change in control” within the meaning of Section 409A, then the payment of such accelerated portion of the Restricted Stock Units will be made in accordance with the timing of payment rules that apply to discretionary accelerations under Section 4(b)(i) of this Award Agreement.  If the vesting of all or a portion of the Restricted Stock Units accelerates in the event of a Change in Control that is a “change in control” within the meaning of Section 409A, then the payment of such accelerated Restricted

3

Stock Units shall be paid no later than the date that is the fifteenth (15th) day of the third (3rd) month (and in all cases within ninety (90) days) following the vesting date.

(c)           Section 409A.  It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply.  Each payment and benefit payable under this Award Agreement is intended to constitute separate payments for purposes of Treasury Regulation Section 1.409A-2(b)(2).

5.             Forfeiture upon Termination of Status as a Service Provider.  Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

6.             Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.             Withholding of Taxes.  Notwithstanding any contrary provision of this Award Agreement, no Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares so issuable.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant.  If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company.

9.             Rights as Shareholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a shareholder of the Company in respect of any Shares deliverable hereunder, unless and until such Shares will have been issued and recorded on the register of members of the Company.  After such issuance and recordation,

4

Participant will have all the rights of a shareholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

10.           No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

11.           Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at UTStarcom Holdings Corp., 20F, Tower E1, The Towers, Oriental Plaza, No. 1 East Chang An Avenue, Dong Cheng District, Beijing, 100738, People’s Republic of China, or at such other address as the Company may hereafter designate in writing.

12.           Grant is Not Transferable.  Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

13.           Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

14.           Additional Conditions to Issuance of Shares.  If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under Cayman Islands laws, any U.S. state or federal law or other applicable law, or the consent or approval of any Cayman Islands, U.S. state or federal or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of the payment of any Shares will violate Cayman Islands laws, U.S. federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.

5

The Company will make all reasonable efforts to meet the requirements of Cayman Islands laws, any U.S. state or federal law or other applicable law or securities exchange and to obtain any such consent or approval of any such governmental authority.

15.           Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

16.           Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

17.           Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18.           Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

19.           Agreement Severable.  In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

20.           Modifications to the Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

21.           Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units

6

under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

22.           Governing Law.  This Award Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof.  For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Alameda County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.

7

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF PERFORMANCE SHARES

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Performance Shares (the “Notice of Grant”).

Participant:

Address:

You have been granted the right to receive Performance Shares, subject to the terms and conditions of the Plan, this Notice of Grant and the Performance Share Award Agreement attached hereto as Exhibit A (together, the “Award Agreement”) as follows:

Grant Number

Date of Grant

Target Number of Performance Shares	[ ]

Performance Period	[ ]

Performance Matrix

The number of Performance Shares in which you may vest in accordance with the Vesting Schedule below will depend upon achievement [Insert Description of Performance Goal(s)] and will be determined in accordance with the Performance Matrix, attached hereto as Appendix B.  [Insert Performance Target(s)].

Vesting Schedule:

The Performance Shares will vest as follows: [Insert Vesting Schedule]

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Performance Shares, the Performance Shares and Participant’s right to acquire any Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award of Performance Shares is granted under and governed by the terms and conditions of this Award Agreement and the Plan, which is made a part of this document.

PARTICIPANT	UTSTARCOM HOLDINGS CORP.

Signature	By

Print Name	Title

EXHIBIT A

PERFORMANCE SHARE AWARD AGREEMENT

1.             Grant.  The Company hereby grants to the Participant named in the attached Notice of Grant an Award of Performance Shares, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference.  Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2.             Company’s Obligation to Pay.  Each Performance Share represents the right to receive a Share on the date it vests.  Unless and until the Performance Shares will have vested in the manner set forth in Section 3, Participant will have no right to payment of any such Performance Shares.  Prior to actual payment of any vested Performance Shares, such Performance Share will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3.             Vesting Schedule.  Subject to Section 5, the Performance Shares awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant.  Performance Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

4.             Payment after Vesting.

(a)           General Rule.  Subject to Section 7, any Performance Shares that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares.  Subject to the provisions of Section 4(b), such vested Performance Shares shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the later of (i) the end of the calendar year that includes the vesting date or (ii) the fifteenth (15th) day of the third (3rd) month following the vesting date.  In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Performance Shares payable under this Award Agreement.

(b)           Acceleration.

(i)            Discretionary Acceleration.  Notwithstanding anything in the Plan, this Award Agreement, or any other plan or agreement to the contrary, if the Administrator, in its discretion, accelerates the vesting of the balance, or some lesser portion of the balance, of the unvested Performance Shares, such Performance Shares will be considered as having vested as of the date specified by the Administrator.  Subject to the provisions of this Section 4, Section 5 and Section 7, the payment of such accelerated portion of the Performance Shares shall be made as soon as practicable after the new vesting date, but, except as provided in this Award Agreement, in no event later than the later of (i) the end of the calendar year that includes the vesting date or (ii) the fifteenth (15th) day of the third (3rd) month following the applicable vesting date; provided, however, if the Award is “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the final Treasury

Regulations and  any official guidance promulgated thereunder (“Section 409A”), the payment of such accelerated portion of the Performance Shares nevertheless shall be made at the same time or times as if such Performance Shares had vested in accordance with the vesting schedule set forth in the Notice of Grant as if the acceleration had not been applied, including any necessary application of Section 4(b)(ii) (whether or not Participant remains employed by the Company or a Parent or Subsidiary of the Company as of such date(s)), unless an earlier payment date, in the judgment of the Administrator, would not cause Participant to incur an additional tax under Section 409A, in which case, payment of such accelerated Performance Shares shall be made no later than the fifteenth (15th) day of the third (3rd) month (and in all cases within ninety (90) days) following the earliest permissible payment date that would not cause Participant to incur an additional tax under Section 409A (subject to Section 4(b)(ii)).  Notwithstanding the foregoing, any delay in payment pursuant to this Section 4(b)(i) will cease upon Participant’s death and such payment will be made as soon as practicable after the date of Participant’s death (and in all cases within ninety (90) days following such death).

(ii)           Separation from Service.  Notwithstanding anything in the Plan, this Award Agreement, or any other plan or agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Performance Shares is accelerated in connection with Participant’s termination as a Service Provider, such accelerated Performance Shares will not be payable by virtue of such acceleration until and unless Participant has a “separation from service” within the meaning of Section 409A.  Until Participant has a “separation from service,” the payment of such accelerated portion of the Award will be made at the same time or times as if such Award had vested in accordance with the vesting schedule set forth in the Notice of Grant as if the acceleration had not been applied.  Further, and notwithstanding anything in the Plan or this Award Agreement to the contrary, if any such accelerated Performance Shares would otherwise become payable upon a “separation from service” within the meaning of Section 409A, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such “separation from service” (other than due to Participant’s death) and (y) the payment of such accelerated Performance Shares will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s “separation from service,” then, to the extent necessary to avoid the imposition of such additional taxation, the payment of such accelerated Performance Shares otherwise payable to Participant during such six (6) month period will accrue and will not be made until the date six (6) months and one (1) day following the date of Participant’s “separation from service,” unless Participant dies following his or her termination as a Service Provider, in which case, the Performance Shares will be paid in Shares to Participant’s estate as soon as practicable following his or her death (and in all cases within ninety (90) days of Participant’s death).

(iii)          Change in Control.  Notwithstanding anything in the Plan, this Award Agreement, or any other plan or agreement to the contrary, if the vesting of all or a portion of the Performance Shares accelerates (i) pursuant to Section 14(c) of the Plan in the event of a Change in Control that is not a “change in control” within the meaning of Section 409A or (ii) pursuant to any other plan, agreement, resolutions or arrangement that provides for acceleration in the event of a change in control that is not a “change in control” within the meaning of Section 409A, then the payment of such accelerated portion of the Performance Shares will be made in accordance with the timing of payment rules that apply to discretionary accelerations under Section 4(b)(i) of this Award Agreement.  If the vesting of all or a portion of the Performance Shares accelerates in the event of a Change in Control that is a “change in control” within the meaning of Section 409A, then the payment of such accelerated Performance Shares shall be paid no later than the date that is the fifteenth (15th) day of the third (3rd) month (and in all cases within ninety (90) days) following the vesting date.

(iv)          Section 409A.  It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Performance Shares provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply.  Each payment and benefit payable under this Award Agreement is intended to constitute separate payments for purposes of Treasury Regulation Section 1.409A-2(b)(2).

5.             Forfeiture upon Termination of Status as a Service Provider.  Notwithstanding any contrary provision of this Award Agreement, the balance of the Performance Shares that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason and Participant’s right to acquire any Shares hereunder will immediately terminate.

6.             Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.             Withholding of Taxes.  Notwithstanding any contrary provision of this Award Agreement, no Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant.  If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Performance Shares otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Performance Shares and any right to receive Shares thereunder and the Performance Shares will be returned to the Company at no cost to the Company.

8.             Rights as Shareholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a shareholder of the Company in respect of any Shares deliverable hereunder unless and until such Shares will have been issued and recorded on the register of members of the Company.  After such issuance and recordation, Participant will have all the rights of a shareholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9.             No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE PERFORMANCE SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF PERFORMANCE SHARES OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

10.           Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at UTStarcom Holdings Corp., 20F, Tower E1, The Towers, Oriental Plaza, No. 1 East Chang An Avenue, Dong Cheng District, Beijing, 100738l, People’s Republic of China, or at such other address as the Company may hereafter designate in writing.

11.           Grant is Not Transferable.  Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12.           Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

13.           Additional Conditions to Issuance of Shares.  If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under Cayman Islands laws, any U.S. state or federal law or other applicable law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of the payment of any Shares will violate Cayman Islands laws, U.S. federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.  The Company will make all reasonable efforts to meet the requirements of Cayman Islands, any U.S. state or federal law or other applicable law or securities exchange and to obtain any such consent or approval of any such governmental authority.

14.           Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

15.           Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Performance Shares have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

16.           Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Performance Shares awarded under the Plan or future Performance Shares that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.           Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

18.           Agreement Severable.  In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

19.           Modifications to the Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Performance Shares.

20.           Amendment, Suspension or Termination of the Plan.  By accepting this Award,

Participant expressly warrants that he or she has received an Award of Performance Shares under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

21.           Governing Law.  This Award Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof.  For purposes of litigating any dispute that arises under this Award of Performance Shares or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Alameda County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Performance Shares is made and/or to be performed.

APPENDIX B

PERFORMANCE MATRIX

[INSERT PERFORMANCE MATRIX]

UTSTARCOM HOLDINGS CORP.

2006 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF PERFORMANCE UNITS

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Performance Units (the “Notice of Grant”).

Participant:

Address:

You have been granted the right to receive Performance Units, subject to the terms and conditions of the Plan, this Notice of Grant and the Performance Unit Award Agreement attached hereto as Exhibit A (together, the “Award Agreement”) as follows:

Date of Grant

Target Number of Performance Units	[ ]

Performance Period	[ ]

Performance Matrix

The number of Performance Units in which you may vest in accordance with the Vesting Schedule below will depend upon achievement [Insert Description of Performance Goal(s)] and will be determined in accordance with the Performance Matrix, attached hereto as Appendix B. [Insert Performance Target(s)].

Vesting Schedule:

The Performance Units will vest as follows: [Insert Vesting Schedule]

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Performance Units, the Performance Units and Participant’s right to acquire any Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award of Performance Units is granted under and governed by the terms and conditions of the Plan and the Award Agreement, both of which are made a part of this document.

PARTICIPANT	UTSTARCOM HOLDINGS CORP.

Signature	By

Print Name	Title

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EXHIBIT A

PERFORMANCE UNIT AWARD AGREEMENT

1.             Grant.  The Company hereby grants to the Participant named in the attached Notice of Grant an Award of Performance Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference.  Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2.             Company’s Obligation to Pay.  Each Performance Unit represents the right to receive a Share on the date it vests.  Unless and until the Performance Units will have vested in the manner set forth in Section 3, Participant will have no right to payment of any such Performance Units.  Prior to actual payment of any vested Performance Units, such Performance Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3.             Vesting Schedule.  Subject to Section 5, the Performance Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant.  Performance Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

4.             Payment after Vesting.

(a)           General Rule.  Subject to Section 7, any Performance Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares.  Subject to the provisions of Section 4(b), such vested Performance Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the later of (i) the end of the calendar year that includes the vesting date or (ii) the fifteenth (15th) day of the third (3rd) month following the vesting date.  In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Performance Units payable under this Award Agreement.

(b)           Acceleration.

(i)    Discretionary Acceleration.  Notwithstanding anything in the Plan, this Award Agreement, or any other plan or agreement to the contrary, if the Administrator, in its discretion, accelerates the vesting of the balance, or some lesser portion of the balance, of the unvested Performance Units, such Performance Units will be considered as having vested as of the date specified by the Administrator.  Subject to the provisions of this Section 4, Section 5 and Section 7, the payment of such accelerated portion of the Performance Units shall be made as soon as practicable after the new vesting date, but, except as provided in this Award Agreement, in no event later than the later of (i) the end of the calendar year that includes the vesting date or (ii) the fifteenth (15th) day of the third (3rd) month following the applicable vesting date; provided, however, if the Award is “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the final Treasury Regulations and  any official guidance promulgated thereunder (“Section 409A”), the payment of such accelerated portion of the Performance Units nevertheless shall be made at the same time or times as if such Performance Units had vested in accordance with the vesting schedule set forth in the Notice of Grant as if the acceleration had not been applied, including any necessary application of Section 4(b)(ii) (whether or not Participant remains employed by the Company or a Parent or Subsidiary of the Company as of such date(s)), unless an earlier payment date, in the judgment of the Administrator, would not cause Participant to incur an additional tax under Section 409A, in which case, payment of such accelerated Performance Units shall be made no later than the fifteenth (15th) day of the third (3rd) month (and in all cases within ninety (90) days) following the earliest permissible payment date that would not cause Participant to incur an additional tax under Section 409A (subject to Section 4(b)(ii)).  Notwithstanding the foregoing, any delay in payment pursuant to this Section 4(b)(i) will cease upon Participant’s death and such payment will be made as soon as practicable after the date of Participant’s death (and in all cases within ninety (90) days following such death).

(ii)   Separation from Service.  Notwithstanding anything in the Plan, this Award Agreement, or any other plan or agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Performance Units is accelerated in connection with Participant’s termination as a Service Provider, such accelerated Performance Units will not be payable by virtue of such acceleration until and unless Participant has a “separation from service” within the meaning of Section 409A.  Until Participant has a “separation from service,” the payment of such accelerated portion of the Award will be made at the same time or times as if such Award had vested in accordance with the vesting schedule set forth in the Notice of Grant as if the acceleration had not been applied.  Further, and notwithstanding anything in the Plan or this Award Agreement to the contrary, if any such accelerated Performance Units would otherwise become payable upon a “separation from service” within the meaning of Section 409A, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such “separation from service” (other than due to Participant’s death) and (y) the payment of such accelerated Performance Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s “separation from service,” then, to the extent necessary to avoid the imposition of such additional taxation, the payment of such accelerated Performance Units otherwise payable to Participant during such six (6) month period will accrue and will not be made until the date six (6) months and one (1) day following the date of Participant’s “separation from service,” unless Participant dies following his or her termination as a Service Provider, in which case, the Performance Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death (and in all cases within ninety (90) days of Participant’s death).

(iii)  Change in Control.  Notwithstanding anything in the Plan, this Award Agreement, or any other plan or agreement to the contrary, if the vesting of all or a portion of the Performance Units accelerates (i) pursuant to Section 14(c) of the Plan in the event of a Change in Control that is not a “change in control” within the meaning of Section 409A or (ii) pursuant to any other plan, agreement, resolutions or arrangement that provides for acceleration in the event of a change in control that is not a “change in control” within the meaning of Section 409A, then the payment of such accelerated portion of the Performance Units will be made in accordance with the

2

timing of payment rules that apply to discretionary accelerations under Section 4(b)(i) of this Award Agreement.  If the vesting of all or a portion of the Performance Units accelerates in the event of a Change in Control that is a “change in control” within the meaning of Section 409A, then the payment of such accelerated Performance Units shall be paid no later than the date that is the fifteenth (15th) day of the third (3rd) month (and in all cases within ninety (90) days) following the vesting date.

(c)           Section 409A.  It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Performance Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply.  Each payment and benefit payable under this Award Agreement is intended to constitute separate payments for purposes of Treasury Regulation Section 1.409A-2(b)(2).

5.             Forfeiture upon Termination of Status as a Service Provider.  Notwithstanding any contrary provision of this Award Agreement, the balance of the Performance Units that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason and Participant’s right to acquire any Units hereunder will immediately terminate.

6.             Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.             Withholding of Taxes.  Notwithstanding any contrary provision of this Award Agreement, no Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares so issuable.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant.  If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Performance Units otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Performance Units and any right to receive Shares thereunder and the Performance Units will be returned to the Company at no cost to the Company.

3

8.             Rights as Shareholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a shareholder of the Company in respect of any Shares deliverable hereunder unless and until such Shares will have been issued and recorded on the register of members of the Company.  After such issuance and recordation, Participant will have all the rights of a shareholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9.             No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE PERFORMANCE UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF PERFORMANCE UNITS OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

10.           Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at UTStarcom Holdings Corp., 20F, Tower E1, The Towers, Oriental Plaza, No. 1 East Chang An Avenue, Dong Cheng District Beijing, 100738, People’s Republic of China, or at such other address as the Company may hereafter designate in writing.

11.           Grant is Not Transferable.  Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12.           Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

13.           Additional Conditions to Issuance of Shares.  If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under Cayman Islands laws, any U.S. state or federal law or other applicable law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur

4

unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of the payment of any Units will violate Cayman Islands laws, U.S. federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.  The Company will make all reasonable efforts to meet the requirements of Cayman Islands laws, any U.S. state or federal law or other applicable law or securities exchange and to obtain any such consent or approval of any such governmental authority.

14.           Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

15.           Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Performance Units have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

16.           Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Performance Units awarded under the Plan or future Performance Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.           Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

18.           Agreement Severable.  In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

19.           Modifications to the Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid

5

imposition of any additional tax or income recognition under Section 409A in connection to this Award of Performance Units.

20.           Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Award of Performance Units under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

21.           Governing Law.  This Award Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof.  For purposes of litigating any dispute that arises under this Award of Performance Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Alameda County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Performance Units is made and/or to be performed.

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APPENDIX B

PERFORMANCE MATRIX

[INSERT PERFORMANCE MATRIX]